Share Capital	9 Months Ended
May 31, 2026
Share Capital

14.	Share Capital

The Company’s authorized capital stock includes an unlimited number of common shares having no par value and preferred shares issuable in series (issued - nil). The Company does not currently pay dividends, and entitlement will only arise upon declaration.

For the three and nine months ended May 31, 2026, the Company issued 19,408 and 19,408 (2025 – nil and nil, respectively) common shares through an at the market offering, respectively for cash proceeds of $0.02 million.

As at May 31, 2026, there were 327,474,009 issued and outstanding shares (August 31, 2025 – 284,861,895).